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Exhibit 10.26

EXCHANGE AGREEMENT

        THIS EXCHANGE AGREEMENT (the "Agreement") is made and entered into this 30th day of June 2004 by and among Iteris Holdings, Inc., a California corporation (the "Company"), and the persons listed on Schedule A hereto (each a "Stockholder" and collectively, the "Stockholders").

RECITALS

        A.    WHEREAS, the Stockholders are currently the record and beneficial holders of shares of Common Stock of Iteris, Inc., a Delaware corporation ("Iteris"), as more specifically set forth on Schedule A under the column "Securities Held" (such shares collectively referred to herein as the "Iteris Shares").

        B.    WHEREAS, the parties to this Agreement (each a "Party" and collectively, the "Parties") desire to enter into this Agreement to facilitate the exchange of the Iteris Shares for shares of the Company's Class A common stock (the "Share Exchange").

        C.    WHEREAS, immediately following the consummation of the Share Exchange, the Company shall enter into an agreement and plan of merger with Iteris (the "Merger Agreement"), whereby Iteris shall be merged with and into the Company pursuant to the provisions of Section 253 of the Delaware General Corporation Law, with the Company as the surviving entity (the "Merger").

        D.    WHEREAS, the Share Exchange, considered together as a single integrated transaction with (i) the stock purchases and exchange made by the Company pursuant to the Stock Purchase and Exchange Agreement dated as of March 31, 2004 by and among the Company, Iteris, DaimlerChrysler Venture GmbH and Hockenhiem Investment Pte. Ltd. (the "Stock Purchase Agreement") and (ii) the Merger, is intended to qualify for federal income tax purposes as a reorganization under Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations promulgated thereunder and other applicable federal income tax law.

        NOW THEREFORE, in consideration of the foregoing and the agreements and covenants contained herein, the Parties hereto agree as follows:

        1.    Exchange of Securities.    The Stockholders agree to exchange the Iteris Shares (and all rights, title and interest in such shares) for the number of shares of the Company's Class A common stock set forth opposite their names on Schedule A under the column "Exchange Shares" (collectively, the "Exchange Shares").

        2.    Closing.    The consummation of the exchange of the Iteris Shares for the Exchange Shares shall occur at the offices of Dorsey & Whitney LLP, 38 Technology Drive, Irvine, California, 92618, at 1:00 P.M. on June 30, 2004, or at such other time and place as the Company and Stockholders exchanging in the aggregate more than half the shares of Iteris Shares exchanged pursuant hereto mutually agree upon orally or in writing (which time and place are designated as the "Closing"). At such Closing, the Stockholders shall deliver to the Company a share certificate or certificates representing the Iteris Shares, duly endorsed in blank or accompanied by duly executed stock papers or stock powers in the form attached hereto as Exhibit A. Upon receipt of the foregoing items, the Company shall issue to the Stockholders a share certificate or certificates representing the Exchange Shares. As of such Closing, the Stockholders shall have no further rights with respect to the Iteris Shares (other than the right to receive the Exchange Shares), whether such rights shall have accrued or arisen prior to or after the date hereof, and all such rights with respect to the Iteris Shares shall be held by the Company, who shall be deemed to be the record and beneficial owner of such Iteris Shares.

        3.    Tax Free Reorganization.    The Share Exchange, considered together as a single integrated transaction with the stock purchases and exchange made pursuant to the Stock Purchase Agreement (the "Company Stock Purchases") and the Merger, is intended to be a reorganization within the meaning of Section 368(a)(1)(A) of the Code and the Treasury Regulations promulgated thereunder, and this Agreement, considered together with the Stock Purchase Agreement and the Merger Agreement, is intended to be a "plan of reorganization" within the meaning of the Treasury Regulations promulgated under Section 368 of the Code. Each party hereto agrees to treat the Share Exchange, considered together with the Company Stock Purchases and the Merger, as a reorganization within the meaning of Section 368(a)(1)(A) of the Code and agrees to treat this Agreement, together with the Stock Purchase Agreement and the Merger Agreement, as a "plan of reorganization" within the meaning of the Treasury Regulations promulgated under Section 368 of the Code, and not to take any position on any tax return or otherwise take any tax reporting position inconsistent with such treatment, unless otherwise required by a "determination" within the meaning of Section 1313 of the Code that such treatment is not correct. Each party hereto agrees to act in good faith, consistent with the intent of the parties and the intended treatment of the Share Exchange, considered together with the Company Stock Purchases and the Merger, as set forth in this Section 3.

        4.    Representations and Warranties of the Company.    The Company represents and warrants that as of the date hereof:

          a.     The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own its properties and conduct its business as now conducted.

          b.     The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly and validly authorized by the Company and, when executed and delivered by the Company, will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms except as the enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally or (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity).

          c.     The Exchange Shares have been duly authorized and validly reserved for issuance and, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and nonassessable.

          d.     No consent, approval, authorization, license, qualification, exemption or order of any court or governmental agency or body or third party is required for the performance of the Exchange Agreement by the Company or for the consummation by the Company of any of the transactions contemplated thereby, except for such consents, approvals, authorizations, licenses, qualifications, exemptions or orders (i) as have been obtained, (ii) as are not required to be obtained under the securities laws prior to the date hereof or (iii) which the failure to obtain would not, individually or in the aggregate, have a material adverse effect on the business, financial, properties or assets of the Company.

        5.    Representations and Warranties of the Stockholders.    Each of the Stockholders represents, warrants and covenants to the Company that:

          a.    Ownership of the Securities.    Such Stockholder is the sole record and beneficial owner of the shares of the Common Stock of Iteris set forth opposite its name on Schedule A under the column "Securities Held". Such Iteris Shares will not be subject to any claim, lien, pledge, charge, security interest or other encumbrance or to any rights of first refusal of any kind, and the Stockholders have not granted any rights to purchase such Iteris Shares to any other person or entity. The Stockholders will have the sole right and power to transfer such Iteris Shares, and all action on the part of each of the Stockholders, its officers, directors or shareholders, as the case

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  may be, necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations hereunder, have been taken or will be taken prior to the Closing.

          b.    Transfers.    Except as set forth in this Agreement, such Stockholder has not sold, assigned, pledged, hypothecated or otherwise transferred any of the Iteris Shares or entered into any agreement or plan to do so.

          c.    Acquired Entirely for Own Account.    Such Stockholder is acquiring the Exchange Shares for investment for such Stockholder's own account with the present intention of holding such securities for purposes of investment, and Stockholder has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws.

          d.    Authority.    Such Stockholder has the full power and authority to enter into this Agreement and exchange the Iteris Shares for the Exchange Shares. This Agreement constitutes such Stockholder's valid and legally binding obligation, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditor's rights, and (ii) general principles of equity that restrict the availability of equitable remedies.

          e.    Accredited Stockholder.    Such Stockholder is an "accredited investor" within the meaning of Rule 501 of Regulation D, as presently in effect, promulgated pursuant to the Securities Act of 1933, as amended (the "Act").

          f.    Restricted Securities.    Such Stockholder acknowledges and understands that the Exchange Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and such securities may be resold without registration under the Act only in certain limited circumstances. Such Stockholder is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

          g.    Investment Experience.    Such Stockholder can bear the economic risk of an investment in the Exchange Shares. The Stockholder has sufficient knowledge and experience in financial or business matters that such Stockholder is capable of evaluating the merits and risks of the investment in the Exchange Shares. Such Stockholder has not been organized for the purpose of acquiring such securities.

          h.    Access to Information.    Such Stockholder believes that it has received all the information that it considers necessary or appropriate in making the investment decision in connection with the Exchange Shares and has had an opportunity to ask questions and receive answers from the Company regarding the Company's business, properties, prospects and financial condition.

          i.    Tax and Legal Matters.    Such Stockholder warrants that it has received or had the opportunity to receive separate tax and legal advice regarding the transactions contemplated by this Agreement and understands that it must rely solely on such Stockholder's own advisors and not on any statements or representations by the Company or any of its attorneys, investment advisors, accountants or other agents with respect to tax or legal matters. Such Stockholder assumes full responsibility for any taxes, interest and/or penalties that may ultimately be assessed upon the Exchange Shares or the transaction or that may be imposed as a result of Stockholders' receipt of any benefit under this Agreement.

        6.    Legend.    Each of the Stockholders acknowledges and agrees that in addition to any other legend that may be required by federal or state securities laws, each certificate representing any of the

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Exchange Shares issued pursuant to this Agreement shall bear a legend in substantially the following form:

  "These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged, hypothecated or otherwise transferred (i) in the absence of a registration statement in effect with respect to the securities under such Act or (ii) unless transferred pursuant to an exemption from the Act, and assurances (including but not limited to an opinion of counsel), if so required by the company, are provided to the company, satisfactory in form and content to the company, stating that such sale or transfer is exempt from the registration requirements of such Act."

        7.    Further Assurances.    Each of the Parties shall execute and deliver such other and further documents and instruments, and take such other and further actions, as may be reasonably requested of it for the implementation and consummation of this Agreement and the transactions herein contemplated.

        8.    Survival.    The representations, warranties and covenants of the Company and the Stockholders contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

        9.    Notices.    All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by electronic mail or confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the address as set forth on the signature page hereof or at such other address as such party may designate by ten days' advance written notice to the other Parties.

        10.    Parties in Interest.    This Agreement shall be binding upon and inure to the benefit of the Parties and the successors and assigns of all of them, but shall not confer, expressly or by implication, any rights or remedies upon any other party.

        11.    Entire Agreement.    This Agreement contains the entire agreement of the Parties with respect to the subject matter hereof, and can only be modified or amended by a written agreement signed by the Parties. The Parties acknowledge and agree that no representations, inducements, promises or agreements, verbal or otherwise, have been made by any Party, or anyone acting with authority on behalf of any Party, which are not embodied herein, and that no other agreement, statement or promise may be relied upon or shall be valid or binding.

        12.    Severability.    If any provision of this Agreement is held to be invalid or unenforceable under applicable law, the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision and will be interpreted so as to effect, as closely as possible, the intent of the parties hereto.

        13.    Governing Law.    This Agreement shall be governed and interpreted in accordance with the laws of the State of California without regard to the conflicts of law provisions thereof.

        14.    Counterparts.    This Agreement may be executed in two or more counterparts, including counterparts transmitted by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        15.    Titles and Subtitles.    The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

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        IN WITNESS WHEREOF, this Agreement has been executed to be effective as of the date and year first above written. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

COMPANY:
ITERIS HOLDINGS, INC.
By:	/s/ GREGORY A. MINER
Name:	Gregory A. Miner
Title:	CEO
Address:	1515 S. Manchester Avenue
Anaheim, California 92802
Facsimile No.:	(714) 780-7857

[SIGNATURE PAGE CONTINUES]

[STOCKHOLDER'S SIGNATURE PAGE TO
EXCHANGE AGREEMENT]

STOCKHOLDER:
Joel and Judith Slutzky Trust Dated 8/25/94 (Print Name of Stockholder)
By:	/s/ JOEL SLUTZKY (Signature)
By:	/s/ JUDITH SLUTZKY (Signature)
Name:	Joel and Judith Slutzky
Title:	TTEES
Address:	424 Via Lido Nord
Newport Beach, CA 92663
Fax No.:	(949) 673-5224
State of incorporation (if corporation) or state of residence (if individual purchaser):

[STOCKHOLDER'S SIGNATURE PAGE TO
EXCHANGE AGREEMENT]

STOCKHOLDER:
Joel Slutzky IRA (Print Name of Stockholder)
By:	/s/ JOEL SLUTZKY IRA (Signature)
Name:	Joel Slutzky IRA
Title:	@ Schwab
Address:

Fax No.:

State of incorporation (if corporation) or state of residence (if individual purchaser):

[STOCKHOLDER'S SIGNATURE PAGE TO
EXCHANGE AGREEMENT]

STOCKHOLDER:
Kevin C. and Susan T. Daly TTEE U/A/D 05/04/99 (Print Name of Stockholder)
By:	/s/ KEVIN DALY
/s/ SUSAN DALY (Signature)
Name:	Kevin Daly
Title:	Trustee
Name:	Susan Daly
Title:	Trustee
Address:	2245 Port Carlisle Pl.
Newport Beach, CA 92660
Fax No.:	(949) 760-3818
State of incorporation (if corporation) or state of residence (if individual purchaser):
CA

[STOCKHOLDER'S SIGNATURE PAGE TO
EXCHANGE AGREEMENT]

STOCKHOLDER:
Gregory A. Miner (Print Name of Stockholder)
By:	/s/ GREGORY A. MINER (Signature)
Name:	Gregory A. Miner
Title:

Address:	4152 Boulton
Lakewood, CA
Fax No.:

State of incorporation (if corporation) or state of residence (if individual purchaser):
CA

[STOCKHOLDER'S SIGNATURE PAGE TO
EXCHANGE AGREEMENT]

STOCKHOLDER:
Loren B. Miner (Print Name of Stockholder)
By:	/s/ LOREN B. MINER (Signature)
Name:	Loren B. Miner
Title:	Individual
Address:	4152 Boulton Drive
Lakewood, CA 90712
Fax No.:

State of incorporation (if corporation) or state of residence (if individual purchaser):
CA

[STOCKHOLDER'S SIGNATURE PAGE TO
EXCHANGE AGREEMENT]

STOCKHOLDER:
Abbas Mohaddes (Print Name of Stockholder)
By:	/s/ ABBAS MOHADDES (Signature)
By:	/s/ ABBAS MOHADDES (Signature)
Title:	Exec. V.P. Iteris
Address:	3432 Seaglen Dr.
Rancho P.R. Ca, 90275
Fax No.:	310-544-3356
State of incorporation (if corporation) or state of residence (if individual purchaser):

[STOCKHOLDER'S SIGNATURE PAGE TO
EXCHANGE AGREEMENT]

STOCKHOLDER:
The Mohaddes Family Trust, dated 12/19/02 (Print Name of Stockholder)
By:	/s/ ABBAS MOHADDES (Signature)
By:	/s/ THERESA MOHADDES (Signature)
Name:	Abbas Mohaddes / Theresa Mohaddes
Title:	Trustee
Address:	3432 Seaglen Dr.
Rancho P.R. Ca, 90275
Fax No.:	(310) 544-3356
State of incorporation (if corporation) or state of residence (if individual purchaser):
California

[STOCKHOLDER'S SIGNATURE PAGE TO
EXCHANGE AGREEMENT]

STOCKHOLDER:
First American Trust, FSB as Trustee for the Iteris, Inc. Deferred Compensation Savings Plan No. 33-0088-00 (Print Name of Stockholder)
By:	/s/ DENISE C. MEHUS (Signature)
Name:	Denise C. Mehus
Title:	Vice President
Address:	421 North Main Street
Santa Ana, CA 92701
Fax No.:	(619) 615-4966
State of incorporation (if corporation) or state of residence (if individual purchaser):
CA

[STOCKHOLDER'S SIGNATURE PAGE TO
EXCHANGE AGREEMENT]

STOCKHOLDER:
Richard R. Bonadio (Print Name of Stockholder)
By:	/s/ RICHARD R. BONADIO (Signature)
Name:	Richard R. Bonadio
Title:

Address:	6 Inverneus Lane
Newport Beach, CA 92660
Fax No.:	949-644-3512
State of incorporation (if corporation) or state of residence (if individual purchaser):
CA

[STOCKHOLDER'S SIGNATURE PAGE TO
EXCHANGE AGREEMENT]

STOCKHOLDER:
Dalart Investments, L.P. (Print Name of Stockholder)
By:	Bergman Group, Inc., General Partner
By:	/s/ RICHARD A. BERGMAN (Signature)
Name:	Richard A. Bergman
Title:	President
Address:	175 S. Barrington Place
Los Angeles, CA 90049
Fax No.:	310-440-3002
State of incorporation (if corporation) or state of residence (if individual purchaser):

[STOCKHOLDER'S SIGNATURE PAGE TO
EXCHANGE AGREEMENT]

STOCKHOLDER:
Bainbridge Partners, LLC (Print Name of Stockholder)
By:	/s/ EDWARD G. VICTOR (Signature)
Name:	Edward G. Victor
Title:	Manager
Address:	175 S. Barrington Place
Los Angeles, CA 90049
Fax No.:	310-440-2955
State of incorporation (if corporation) or state of residence (if individual purchaser):
California

Schedule A

Stockholder	Securities Held	Exchange Shares
	(Shares of Common Stock of Iteris, Inc.)	(Shares of Class A common stock of Iteris Holdings, Inc.)
Joel and Judith Slutzky Trust DTD 08/25/94	330,793	661,586
Joel Slutzky IRA Charles Schwab Custodian	72,308	144,616
Kevin C. and Susan T. Daly TTEE U/A/D 05/04/99 FBO Daly Family Trust	53,405	106,810
Kevin C. and Susan T. Daly TTEE U/A/D 05/04/99	111,111	222,222
Gregory A. Miner	20,594	41,188
Prudential Securities C/F Greg Miner IRA# JFK R24585	9,615	19,230
Prudential Securities C/F Loren Miner IRA# JFK R24577-ORC	9,615	19,230
Abbas Mohaddes	336,111	672,222
The Mohaddes Family Trust, dated 12/19/02	5,770	11,540
First American Trust, FSB as Trustee for the Iteris, Inc. Deferred Compensation Savings Plan No. 33-0088-00(1)	4,230	8,460
Richard R. Bonadio	120,605	241,210
Dalart Investments, L.P.	122,692	245,384
Bainbridge Partners, LLC	122,692	245,384

TOTAL	1,319,541	2,639,082

(1)
Stock certificate for Iteris Holdings, Inc. shares should be issued to "First American Trust, FSB as Trustee for the Iteris, Inc. Deferred Compensation Savings Plan No. 1033-0088-00".

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

        FOR VALUE RECEIVED, the undersigned does hereby transfer and assign unto Iteris Holdings, Inc. a total of                         shares of Common Stock of Iteris, Inc., a Delaware corporation (the "Company"), standing in his/her/its name on the books of the Company and evidenced by Stock Certificate No.                         and does hereby irrevocably constitute and appoint the Secretary of the Company as attorney-in-fact to transfer the said stock on the books of the Company with full power of substitution in the premises.

Dated: June    , 2004

(Print Name Exactly as Shown on Stock Certificate)
By:	(Signature)
Name:
Title:

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  Exhibit 10.26